Acct # 2952

BOEHRINGER MANNHEIM CORPORATION
MEDICARE STRIP REBATE CREDIT PROGRAM

                                                         Contract # M103
                                                                   -------

                      MEDICARE/MEDICAID STRIP REBATE CREDIT
                              PURCHASING AGREEMENT

This Agreement is made this 22 day of May, 1997, by and between Boehringer Mannheim Corporation ("BMC") and Certified Diabetic Supplies Inc.
("Distributor").

The parties hereto agree as follows:

1. Products and Price

A. BMC will sell to Distributor the products set forth on Exhibit A, attached hereto and incorporated by reference, at the prices set forth on such exhibit. Distributor agrees to purchase such products direct from BMC in case quantities through the use of a separate purchase order than for other BMC products. BMC agrees to ship products within five days of BMC's receipt of Distributor's purchase order. Distributor agrees to resell such products only to Medicare or Medicaid Customers (defined below). In addition, Distributor agrees to abide by BMC's established direct account return goods policy.

B. The prices of Exhibit A products may be adjusted with thirty days' notice by BMC if BMC adjusts its distributor pricing.

C. BMC reserves the right to add products to or delete products from Exhibit A upon ninety (90) days notice to Distributor.

D. Distributor agrees to the volume and share commitments set forth on Exhibit
D. If Distributor does not meet the commitments, BMC may terminate this Agreement by written notice to Distributor.

2. Rebates

A. Distributor represents and warrants to BMC that it is a party to a Medicare and/or state(s) Medicaid participation agreement.

B. BMC will issue a credit to the Distributor for rebate amounts set forth on Exhibit B for sales made to customers for which Distributor accepts assignment of Medicare and/or Medicaid claims (hereinafter referred to as Customers).

         The rebates on Exhibit B for Advantage and Instant strips are available only if the total BMC strip share is equal to or greater than * of all blood glucose monitoring strips sold to Medicare/Medicaid patients during the previous calendar *. BMC strip share is defined as the * of all BMC strips sold to Medicare/Medicaid patients during the previous * divided by the * of all strips sold to Medicare/Medicaid patients during the previous *.

C. BMC will issue a credit to the Distributor for Medicaid Customers if the state's Medicaid Programs (see Exhibit E for approved states) reimbursement for strips is equal to or less than the Medicare strip reimbursement national ceiling (e.g. Medicare's national ceiling for a vial of 50 strips in 1997 is * ).

D. Distributor may claim rebates no more often than *. Distributor shall provide BMC with a summary of sales made to Medicare and/or Medicaid Customers, broken down by product by the 10th day of the month. The information provided to BMC shall be in the form set forth on Exhibit C. The minimum rebate amount that may be claimed is *. If Distributor's sales are insufficient to allow Distributor to claim the minimum amount in any *, Distributor may claim a rebate in a subsequent

-----------------------

* Confidential treatment requested. Portions of this document have been omitted by blocking out the relevant text pursuant to an Application for Confidential Treatment. Such blocked out omissions have been filed separately with the Securities and Exchange Commission. The Registrant shall furnish all omitted schedules and exhibits to this document upon the request of the Securities and Exchange Commission.

BOEHRINGER MANNHEIM CORPORATION
MEDICARE STRIP REBATE CREDIT PROGRAM


* by aggregating sales from *. Rebates for Advantage and Instant strips based on attainment of at least * share as indicated in 2.B. may only be requested *.

E. BMC agrees to issue a credit to the Distributor for any rebate due within 10 days of receipt of rebate claim and information as specified in C.

F. Distributor has provided BMC with its Medicare and/or Medicaid supplier number and hereby authorizes BMC to request information from Medicare and/or Medicaid relating to sales of BMC products to Customers. Distributor will either provide customer information (product, date sold and customer Medicare and/or Medicaid number) with its rebate request form or allow a monthly on-site audit by a BMC representative. Distributor also agrees that BMC may audit , at any time upon reasonable notice, Distributor's records to determine that rebates have been paid correctly. Distributor shall promptly reimburse BMC for any amounts that the audit determines have been paid incorrectly.

3. Term/Termination

A. The term of this Agreement shall be for a period of one year from the date hereof. Upon agreement by BMC and Distributor to revisions in the volume and share commitments set forth in Exhibit D, this Agreement shall automatically renew for additional one-year periods unless either party gives the other party sixty (60) days notice that it does not desire to renew the Agreement.

B. Either party may terminate this Agreement upon sixty (60) days written notice to the other in the event that (i) the other party becomes unable to pay its debts as they occur in the ordinary course of business or commits any act of bankruptcy; or (ii) the other party breaches this Agreement and fails to cure said breach within thirty (30) days from its receipt of written notice from the other party specifying such breach.

C. BMC may terminate this Agreement immediately upon written notice from BMC to Distributor in the event that BMC has reason to believe that Distributor is offering for sale any of the products purchased under this Agreement to customers who are not Medicare and/or Medicaid Customers or that Distributor is claiming rebates for sales that were not made to Medicare and/or Medicaid Customers. In the event Distributor offers for sale any of the products purchased under this Agreement to customers who are not Medicare and/or Medicaid Customers or claims rebates for sales that were not made to Medicare and/or Medicaid Customers, Distributor agrees to pay to BMC an amount equal to the total rebate received for such products, plus a twenty-five percent (25%) handling fee to compensate BMC for the costs of processing such rebates.

4. General

A. Assignment: This Agreement shall not be assigned by either party without the prior and express written consent of the other.

B. Entire Agreement: This Agreement constitutes the entire agreement between the parties, and no other agreements, whether written or oral, shall be used to construe, alter, or modify the terms of this Agreement. This Agreement may be amended only by a written document signed by both of the parties hereto.

C. Independent Contractors: The relationship between the parties to this Agreement shall be that of independent contractors and neither party shall be considered the agent of the other party or to have an authority to act for or on behalf of the other party.

D. Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana.

---------------------

* Confidential treatment requested. Portions of this document have been omitted by blocking out the relevant text pursuant to an Application for Confidential Treatment. Such blocked out omissions have been filed separately with the Securities and Exchange Commission. The Registrant shall furnish all omitted schedules and exhibits to this document upon the request of the Securities and Exchange Commission.

BOEHRINGER MANNHEIM CORPORATION
MEDICARE AND/STRIP REBATE CREDIT PROGRAM

-------------------------------------------------------------------------------
Distributor:                                BMC

Name  CERTIFIED DIABETIC SUPPLIES INC.      BOEHRINGER MANNHEIM CORPORATION
      ---------------------------------
Acct No.     2452-0                         By:    /s/ JUDY A. PHIPPS
        -----------------------                ------------------------------
Address  1951 JC Boulevard                  Title:      CONTRACTS
        -----------------------                   ---------------------------
                                            (To be signed by BMC Contract
                                            Administrator only)
City/State/Zip NAPLES, FLORIDA  34109
               ----------------------

By:  /S/ ILLEGIBLE                          Account Manager: /S/ ROBERT MEGNIN
   ------------------------                                 --------------------

Title: PRES/CEO                             Acct Mgr Territory     4164
      ---------------------                                    --------------

Medicare Supplier Number:                   Acct Mgr ASPEN         5123
                                                               --------------
0925330001
------------------------
Medicaid Supplier Number:

   N/A
------------------------
States with sales to Medicaid beneficiary:

---------------------------------

---------------------------------

---------------------------------

---------------------------------
Standing P.O. #

            261026
---------------------------------
-------------------------------------------------------------------------------

Mail contract and first order (allow 30 days for delivery)

Boehringer Mannheim Corporation
Diabetes Care Contract Administration
9115 Hague Road
Indianapolis, Indiana 46250

BOEHRINGER MANNHEIM CORPORATION
MEDICARE/MEDICAID STRIP REBATE CREDIT PROGRAM

                                    EXHIBT A

                                (LIST OF PRODUCT)

------------------------------------------------------------------------------------------------------------
       PRODUCT               NDC. NO           CATALOG NUMBER           QUANTITY             UNIT COST
------------------------------------------------------------------------------------------------------------
Chemstrip(R)bG           50924-502-50        00502                  50/vial                  **
------------------------------------------------------------------------------------------------------------
Tracer(R)Strips          50924-535-50        00535                  50/vial                  **
------------------------------------------------------------------------------------------------------------
Accu-Chek(R)             50924-336-50        336                    50/vial                  **
Advantage(TM) Strips
------------------------------------------------------------------------------------------------------------
Accu-Chek(R)Easy(TM)     50924-560-50        00560                  50/vial                  **
Test Strips *
------------------------------------------------------------------------------------------------------------
Accu-Chek(R)Instant(TM)  50924-337-50        337                    50/vial                  **
Strips  *
------------------------------------------------------------------------------------------------------------

* Note: The discounted price of these two products is reflected in the purchase price and honored if BMC strip volume is equal to or greater than **.







Account Signature     /S/ ILLEGIBLE                  Date        6/24/97
                 -------------------------                --------------------

-------------------

** Confidential treatment requested. Portions of this document have been omitted by blocking out the relevant text pursuant to an Application for Confidential Treatment. Such blocked out omissions have been filed separately with the Securities and Exchange Commission. The Registrant shall furnish all omitted schedules and exhibits to this document upon the request of the Securities and Exchange Commission.

BOEHRINGER MANNHEIM CORPORATION
MEDICARE/MEDICAID STRIP REBATE CREDIT PROGRAM


                                    EXHIBIT B

                          (REBATE AMOUNTS PER PRODUCTS)

--------------------------------------------------------------------------------------------
       PRODUCT             CATALOG NUMBER      REBATE
                                               (BMC share of business must be maintained)
--------------------------------------------------------------------------------------------
Chemstrip(R)bG           00502                  *
--------------------------------------------------------------------------------------------
Tracer(R)Strips          00535                  *
--------------------------------------------------------------------------------------------
Accu-Chek(R)Easy(TM)     00560                  *
Test Strips *
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
       PRODUCT             CATALOG NUMBER      REBATE
                                               (BMC previous quarterly share of business
                                               must be equal to or greater than *)
--------------------------------------------------------------------------------------------
Accu-Chek(R)            336                     *
Advantage(TM) Strips
--------------------------------------------------------------------------------------------
Accu-Chek(R)            337                     *
Instant(TM) Strips
--------------------------------------------------------------------------------------------







Account Signature /S/ ILLEGIBLE                      Date        6/24/97
                  ----------------------------            ---------------------


-------------------

* Confidential treatment requested. Portions of this document have been omitted by blocking out the relevant text pursuant to an Application for Confidential Treatment. Such blocked out omissions have been filed separately with the Securities and Exchange Commission. The Registrant shall furnish all omitted schedules and exhibits to this document upon the request of the Securities and Exchange Commission.



                                            CONTRACT M103                                  BOEHRINGER                [LOGO]
                                                                                           MANNHEIM
                                                                                           CORPORATION

                                                                       Exhibit C

MEDICARE STRIP REBATE REQUEST FORM

NAME  Certified Diabetic Supplies Inc.  CUST DEBIT MEMO__________________________________  REQUEST DATE____________________________

                                         ACCT #/SHIP TO__________________________________  CONTRACT #______________________________

                                         MEDICARE SUPPLIER #_____________________________


-------------------------------------------------------------------------------------------------------------------------------
BEGINNING         ENDING           CATALOG          BILLED          CONTRACTED       REBATE AMOUNT     NUMBER OF         TOTAL
DATE              DATE             NUMBER           PRICE           PRICE                              VIALS SOLD        REBATE
SOLD              SOLD                              PER VIAL        PER VIAL
-------------------------------------------------------------------------------------------------------------------------------
                                      502           *              *                 *
-------------------------------------------------------------------------------------------------------------------------------
                                      535           *              *                 *
-------------------------------------------------------------------------------------------------------------------------------
                                      560           *              *                 *
-------------------------------------------------------------------------------------------------------------------------------
                                    TOTALS
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------
Mail to:
Boehringer Mannheim Corporation
Attention: Rebate Administration
Medicare - H
9115 Hague Road
Indianapolis, IN 46256
---------------------------------

NOTE:  THE FOLLOWING CUSTOMER INFORMATION MUST BE ATTACHED:
PRODUCT, DATE SOLD, AND CUSTOMER MEDICARE NUMBER


[ ] (Check here) Data will be provided during BMC monthly on-site audit.



PRODUCT CLASS 850701           SUPPLIER AUTHORIZED SIGNATURE    /S/ ILLEGIBLE
                                                             -------------------

RR#________________________________________________
                      BMC USE ONLY

The name of the Medicare Customer and the Customer's Medicare number shall be treated as confidential information by BMC and shall not be disclosed to third parties or used except in connection with the administration of the Medicare Strip Rebate Purchasing Agreement, or as may be required by law.

-------------------

* Confidential treatment requested. Portions of this document have been omitted by blocking out the relevant text pursuant to an Application for Confidential Treatment. Such blocked out omissions have been filed separately with the Securities and Exchange Commission. The Registrant shall furnish all omitted schedules and exhibits to this document upon the request of the Securities and Exchange Commission.

BOEHRINGER MANNHEIM CORPORATION
MEDICARE/MEDICAID STRIP REBATE CREDIT PROGRAM



                                    EXHIBIT D

                      (ANNUAL VOLUME AND SHARE COMMITMENTS)



ANNUAL STRIP SALES VOLUME COMMITMENT

                                                            -----------
       PRIOR 12 MONTH BMD STRIP SALES GOAL                       **
                                                            -----------

                                                            -----------
       NEXT 12 MONTH BMD STRIP SALES GOAL                        **
       From June 1, 1997  TO  May 31, 1998
                                                            -----------
             o   1st quarter interim goal                        **
                                                            -----------
             o    2nd quarter interim goal                       **
                                                            -----------
             o    3rd quarter interim goal                       **
                                                            -----------




ANNUAL SHARE OF BUSINESS COMMITMENT

--------------------------------------------------------------------------------------    -----------------------------
          COMPANY                              PRIOR 12 MONTH ACTUAL                      SHARE OF BUSINESS COMMITMENT
--------------------------------------------------------------------------------------    -----------------------------
                                          $                           %                                %
--------------------------------------------------------------------------------------    -----------------------------
BMD*                                     **                           **                               **
--------------------------------------------------------------------------------------    -----------------------------
Lifescan                                 --                           **
--------------------------------------------------------------------------------------
Miles
--------------------------------------------------------------------------------------
Medisense
--------------------------------------------------------------------------------------
Polymer
--------------------------------------------------------------------------------------
Can Am
--------------------------------------------------------------------------------------
Other:
                                   --                          **
--------------------------------------------------------------------------------------
TOTAL *  Bayer                     --                                 **
--------------------------------------------------------------------------------------

*  Required fields




BMC Account Manager Signature_________________________  Date___________________

Account Signature   /S/ ILLEGIBLE                       Date      6/24/97
                  ------------------------------------      -------------------


-----------------

** Confidential treatment requested. Portions of this document have been omitted by blocking out the relevant text pursuant to an Application for Confidential Treatment. Such blocked out omissions have been filed separately with the Securities and Exchange Commission. The Registrant shall furnish all omitted schedules and exhibits to this document upon the request of the Securities and Exchange Commission.

BOEHRINGER MANNHEIM CORPORATION
MEDICARE/MEDICAID STRIP REBATE CREDIT PROGRAM


                                    EXHIBIT E

State Medicaid Programs with strip reimbursement below the Medicare national ceiling (e.g. vial of 50 strips *)



        ---------------------------------------------------------
                  State                      Effective
        ---------------------------------------------------------
        Arizona                                1/1/97
        ---------------------------------------------------------
        Colorado                               1/1/97
        ---------------------------------------------------------
        Delaware                               1/1/97
        ---------------------------------------------------------
        Georgia                                1/1/97
        ---------------------------------------------------------
        Idaho                                  1/1/97
        ---------------------------------------------------------
        Indiana                                1/1/97
        ---------------------------------------------------------
        Kansas                                 1/1/97
        ---------------------------------------------------------
        Kentucky                               1/1/97
        ---------------------------------------------------------
        Minnesota                              1/1/97
        ---------------------------------------------------------
        Missouri                               1/1/97
        ---------------------------------------------------------
        Montana                                1/1/97
        ---------------------------------------------------------
        Nebraska                               1/1/97
        ---------------------------------------------------------
        Nevada                                 1/1/97
        ---------------------------------------------------------
        New Mexico                             1/1/97
        ---------------------------------------------------------
        North Carolina                         1/1/97
        ---------------------------------------------------------
        North Dakota                           1/1/97
        ---------------------------------------------------------
        Ohio                                   1/1/97
        ---------------------------------------------------------
        Oklahoma                               1/1/97
        ---------------------------------------------------------
        Rhode Island                           1/1/97
        ---------------------------------------------------------
        South Dakota                           1/1/97
        ---------------------------------------------------------
        Texas                                  1/1/97
        ---------------------------------------------------------
        Washington                             1/1/97
        ---------------------------------------------------------
        Wisconsin                              1/1/97
        ---------------------------------------------------------
        Wyoming                                1/1/97
        ---------------------------------------------------------

----------------

* Confidential treatment requested. Portions of this document have been omitted by blocking out the relevant text pursuant to an Application for Confidential Treatment. Such blocked out omissions have been filed separately with the Securities and Exchange Commission. The Registrant shall furnish all omitted schedules and exhibits to this document upon the request of the Securities and Exchange Commission.